                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2000-D

      INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in June 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to the initial contracts described in the prospectus supplement dated June 21, 2000, the additional contracts transferred to the trust on the closing date and the subsequent contracts which were transferred to the trust on or before September 13, 2000, which was prior to the expiration of the pre-funding period. There will be no more contracts transferred to the trust after September 13, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated June 21, 2000.

  The tables below show additional characteristics of the loans. Due to rounding, the percentages in the following tables may not sum to 100%.

               Geographical Distribution of Mortgaged Properties

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
                         as of Cut-off Date as of Cut-off Date      Cut-off Date
                         ------------------ ------------------- ---------------------
Alabama.................         589          $ 34,570,265.94            3.46%
Arizona.................         434            23,443,351.81            2.34
Arkansas................         181            10,690,604.79            1.07
California..............       1,569           114,448,914.21           11.45
Colorado................         473            27,292,670.90            2.73
Connecticut.............         394            23,672,117.11            2.37
Delaware................          53             3,437,237.15            0.34
District Of Columbia....          36             1,672,220.61            0.17
Florida.................         912            63,181,469.14            6.32
Georgia.................         556            35,915,417.84            3.59
Idaho...................          70             3,558,898.40            0.36
Illinois................         749            39,946,897.51            4.00
Indiana.................         316            16,568,069.32            1.66
Iowa....................         303            16,615,509.43            1.66
Kansas..................         323            16,889,413.68            1.69
Kentucky................         160             9,259,283.27            0.93
Louisiana...............         280            15,957,880.41            1.60
Maine...................          85             3,759,287.54            0.38
Maryland................         386            20,993,378.97            2.10
Massachusetts...........         292            16,853,987.56            1.69
Michigan................         812            50,643,703.61            5.07
Minnesota...............         387            21,859,778.09            2.19
Mississippi.............         168             9,359,754.91            0.94
Missouri................         528            29,724,634.25            2.97
Montana.................          44             2,250,906.86            0.23
Nebraska................         191            11,446,596.36            1.14
Nevada..................         219            11,532,664.57            1.15
New Hampshire...........          39             1,905,456.50            0.19
New Jersey..............         263            16,592,889.90            1.66
New Mexico..............          80             6,021,264.38            0.60
New York................         883            53,608,491.20            5.36
North Carolina..........         492            33,489,232.39            3.35
North Dakota............          37             1,335,072.40            0.13
Ohio....................         665            37,111,700.50            3.71
Oklahoma................         265            13,271,864.73            1.33
Oregon..................         112             7,299,424.28            0.73
Pennsylvania............         745            38,149,851.43            3.82
Rhode Island............          86             4,804,527.88            0.48
South Carolina..........         359            23,311,068.77            2.33
South Dakota............          52             2,810,544.70            0.28
Tennessee...............         352            25,694,010.43            2.57
Utah....................         100             5,303,741.49            0.53
Vermont.................          49             2,514,579.35            0.25
Virginia................         555            32,263,712.22            3.23
Washington..............         381            30,095,872.09            3.01
West Virginia...........          91             5,387,011.90            0.54
Wisconsin...............         227            13,091,932.08            1.31
Wyoming.................         168            10,115,408.67            1.01
                              ------          ---------------          ------
    Total...............      16,511          $999,722,571.53          100.00%
                              ======          ===============          ======

                             Years of Origination

                                                                           % of Loans by
                                                  Aggregate Principal Outstanding Principal
                                Number of Loans   Balance Outstanding     Balance as of
Year of Origination            as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------            ------------------ ------------------- ---------------------
1977....................                 1          $     20,234.06               *%
1989....................                 1                12,110.41               *
1994....................                 1                16,784.60               *
1995....................                 3                57,316.89            0.01
1996....................                 1                92,710.46            0.01
1997....................                36             1,684,249.43            0.17
1998....................                62             2,876,334.74            0.29
1999....................               492            24,650,340.67            2.47
2000....................            15,914           970,312,490.27           97.06
                                    ------          ---------------          ------
    Total...............            16,511          $999,722,571.53          100.00%
                                    ======          ===============          ======

---------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.

                     Distribution of Original Loan Amounts

                                                                                  % of Loans by
                                                          Aggregate Principal   Outstanding Principal
  Original Loan Amount                  Number of Loans   Balance Outstanding       Balance as of
      (in Dollars)                     as of Cut-off Date as of Cut-off Date        Cut-off Date
  --------------------                 ------------------ ------------------- -------------------------
Less than $10,000.00...................           3          $     24,824.21               *%
$ 10,000.00 to $19,999.99..............       2,485            36,493,766.32            3.65
$ 20,000.00 to $29,999.99..............       2,645            64,723,132.50            6.47
$ 30,000.00 to $39,999.99..............       2,014            69,083,823.61            6.91
$ 40,000.00 to $49,999.99..............       1,664            74,056,927.37            7.41
$ 50,000.00 to $59,999.99..............       1,406            76,478,433.84            7.65
$ 60,000.00 to $69,999.99..............       1,177            75,907,029.14            7.59
$ 70,000.00 to $79,999.99..............       1,012            75,302,691.12            7.53
$ 80,000.00 to $89,999.99..............         808            67,948,979.88            6.80
$ 90,000.00 to $99,999.99..............         598            56,468,423.59            5.65
$100,000.00 to $109,999.99.............         494            51,605,041.98            5.16
$110,000.00 to $119,999.99.............         416            47,659,651.97            4.77
$120,000.00 to $129,999.99.............         356            44,322,468.99            4.43
$130,000.00 to $139,999.99.............         282            37,743,589.36            3.78
$140,000.00 to $149,999.99.............         201            28,953,231.67            2.90
$150,000.00 to $159,999.99.............         186            28,728,765.64            2.87
$160,000.00 to $169,999.99.............         122            19,995,019.52            2.00
$170,000.00 to $179,999.99.............         101            17,577,765.86            1.76
$180,000.00 to $189,999.99.............          79            14,530,003.37            1.45
$190,000.00 to $199,999.99.............          72            13,953,376.48            1.40
$200,000.00 to $209,999.99.............          69            14,034,148.35            1.40
$210,000.00 to $219,999.99.............          46             9,855,582.92            0.99
$220,000.00 to $229,999.99.............          39             8,737,271.66            0.87
$230,000.00 to $239,999.99.............          43            10,057,010.11            1.01
$240,000.00 to $249,999.99.............          26             6,347,720.40            0.63
$250,000.00 to $259,999.99.............          24             6,097,138.40            0.61
$260,000.00 to $269,999.99.............          23             6,058,622.00            0.61
$270,000.00 to $279,999.99.............          20             5,474,258.75            0.55
$280,000.00 to $289,999.99.............          14             3,991,013.96            0.40
$290,000.00 to $299,999.99.............          16             4,687,570.51            0.47
$300,000.00 to $309,999.99.............          12             3,361,126.13            0.34
$310,000.00 to $319,999.99.............          13             4,090,482.38            0.41
$320,000.00 to $329,999.99.............          10             3,232,822.04            0.32
$330,000.00 to $339,999.99.............           8             2,675,433.06            0.27
$340,000.00 to $349,999.99.............           5             1,729,142.82            0.17
Greater than or equal to $350,000.00...          22             7,736,281.62            0.77
                                             ------          ---------------          ------
    Total...............                     16,511          $999,722,571.53          100.00%
                                             ======          ===============          ======

--------------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.

                              Current Loan Rates

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 7.000%........           1          $     97,719.67               0.01%
 7.000% to  7.999%......          10             1,123,043.88               0.11
 8.000% to  8.999%......          63             8,522,321.84               0.85
 9.000% to  9.999%......         371            47,740,298.09               4.78
10.000% to 10.999%......         937           100,206,612.47              10.02
11.000% to 11.999%......       2,036           182,318,146.05              18.24
12.000% to 12.999%......       3,622           277,736,979.13              27.78
13.000% to 13.999%......       2,966           154,455,515.13              15.45
14.000% to 14.999%......       3,484           128,651,978.33              12.87
15.000% to 15.999%......       1,851            65,696,942.84               6.57
16.000% to 16.999%......         648            19,246,862.91               1.93
17.000% to 17.999%......         325             9,102,543.80               0.91
18.000% to 18.999%......         125             3,409,275.73               0.34
19.000% to 19.999%......          54             1,022,369.14               0.10
20.000% to 20.999%......          11               210,458.86               0.02
21.000% to 21.999%......           5               138,356.92               0.01
Greater than or equal
 to 22.000%.............           2                43,146.74                 *
                              ------          ---------------             ------
    Total...............      16,511          $999,722,571.53             100.00%
                              ======          ===============             ======

* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.

                         Remaining Months to Maturity

Months Remaining to                         Aggregate Principal       % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 31 to 60...............         162          $  3,159,485.38               0.32%
 61 to 90...............         105             2,761,170.69               0.28
 91 to 120..............       1,083            32,109,890.99               3.21
121 to 150..............          95             3,967,499.25               0.40
151 to 180..............       4,131           225,374,818.02              22.54
181 to 210..............          42             2,468,447.86               0.25
211 to 240..............       7,538           460,506,431.83              46.06
241 to 270..............          17             1,634,244.66               0.16
271 to 300..............       2,133           140,903,865.16              14.09
301 to 330..............          13             1,289,106.19               0.13
331 to 360..............       1,192           125,547,611.50              12.56
                              ------          ---------------             ------
    Total...............      16,511          $999,722,571.53             100.00%
                              ======          ===============             ======

                                Lien Positions

                                            Aggregate Principal      % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Position                 as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------                 ------------------ ------------------- --------------------------
First...................       8,486          $732,588,966.81              73.28%
Second..................       7,879           262,711,207.35              26.28
Third...................         146             4,362,397.37               0.44
                              ------          ---------------             ------
    Total...............      16,511          $999,722,571.53             100.00%
                              ======          ===============             ======

                         Combined Loan-to-Value Ratio

                                                  Aggregate Principal        % of Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio   as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------   ------------------ ------------------- --------------------------
 5.01% to  10.00%...........             6          $    126,497.00               0.01%
10.01% to  15.00%...........            11               192,261.35               0.02
15.01% to  20.00%...........            21               490,319.30               0.05
20.01% to  25.00%...........            33               908,258.40               0.09
25.01% to  30.00%...........            53             1,724,394.12               0.17
30.01% to  35.00%...........            57             1,601,321.03               0.16
35.01% to  40.00%...........            60             1,945,607.67               0.19
40.01% to  45.00%...........            75             2,565,506.65               0.26
45.01% to  50.00%...........           108             4,444,217.48               0.44
50.01% to  55.00%...........           100             4,294,183.19               0.43
55.01% to  60.00%...........           178             8,165,273.89               0.82
60.01% to  65.00%...........           226            10,722,139.17               1.07
65.01% to  70.00%...........           347            16,885,321.61               1.69
70.01% to  75.00%...........           514            25,892,900.77               2.59
75.01% to  80.00%...........           907            50,362,377.89               5.04
80.01% to  85.00%...........         1,445            83,147,834.69               8.33
85.01% to  90.00%...........         2,598           157,895,297.92              15.79
90.01% to  95.00%...........         4,173           278,006,818.08              27.81
95.01% to 100.00%...........         5,599           350,352,041.32              35.04
                                    ------          ---------------             ------
    Total...................        16,511          $999,722,571.53             100.00%
                                    ======          ===============             ======